                                                                    EXHIBIT 99.1

                          ANNUAL SERVICER'S CERTIFICATE

                          FIRST NATIONAL BANK OF OMAHA

                                 --------------

                     FIRST BANKCARD MASTER CREDIT CARD TRUST

         The undersigned, duly authorized representatives of First National Bank of Omaha ("FNBO"), as Servicer pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of October 24, 2002 (the "Pooling and Servicing Agreement"), by and between FNBO, First National Funding LLC ("FNF"), as Transferor, and The Bank of New York, as trustee (the "Trustee"), do hereby certify that:

         1. FNBO is Servicer under the Pooling and Servicing Agreement. Capitalized terms used but not otherwise defined in this Certificate shall have the respective meanings assigned in or pursuant to the Pooling and Servicing Agreement.

         2. The undersigned are duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

         3. This Certificate is delivered pursuant to Section 3.05 of the Pooling and Servicing Agreement.

         4. A review of the activities of the Servicer during the twelve-month period ending on December 31, 2002, was conducted under the supervision of the undersigned officers.

         5. To the best knowledge of the undersigned, based on such review, the Servicer has fully performed all its obligations under the Pooling and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set forth in Paragraph 6 below.

         6. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement, including any Supplement known to us to have been made during such period which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default:

                                      None.

         7. (a) During such period, for each outstanding Series, the Servicer prepared the monthly reports required by Section 3.04(b) of the Pooling and Servicing Agreement and each other monthly report required by the applicable Supplement or other document (as described on Exhibit A to this Certificate) in accordance with Section 3.04(b) and the applicable provisions of each such Supplement or other document, (b) the amounts included in such reports agree with the computer records of the Servicer and (c) the calculated amounts included in such reports are mathematically correct and made in accordance with the applicable definitions in this Agreement and the other applicable Transaction Documents, except as set forth in paragraph 6 above. The monthly reports required for each Series are as set forth on Exhibit A attached to this Certificate.

         IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of March 15, 2003.

                                            FIRST NATIONAL BANK OF OMAHA,
                                            as Servicer



                                            By /s/ Matthew W. Lawver
                                               ---------------------------------
                                            Name Matthew W. Lawver
                                                 -------------------------------
                                            Title Senior Vice President
                                                  ------------------------------


                                            By /s/ Jean L. Koenck
                                               ---------------------------------
                                            Name Jean L. Koenck
                                                 -------------------------------
                                            Title Vice President
                                                  ------------------------------

                                  EXHIBIT A TO
                          ANNUAL SERVICER'S CERTIFICATE


                        POOLING AND SERVICING AGREEMENTS


         1. Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1997, as amended through October 23, 2002, between FNBO, as transferor and servicer, and The Bank of New York ("BONY") as successor to Bank One, National Association ("BONA"), as trustee ("Prior Trust I PSA").

         2. Second Amended and Restated Pooling and Servicing Agreement, dated as of October 24, 2002, between First National Funding LLC, as transferor and servicer, and BONY, as trustee ("Current Trust I PSA").

                              2002 MONTHLY REPORTS

SERIES 1997-2 (THROUGH OCTOBER 31, 2002)

         1. Exhibit B, Form of Monthly Payment Instructions and Notification to Trustee, to Series 1997-2 Supplement, dated as of June 2, 1997, as amended, to the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

         2. Exhibit C, Form of Monthly Certificateholders' Statement, to Series 1997-2 Supplement, dated as of June 2, 1997, as amended, to the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

SERIES 2000-1

         1. Exhibit B, Form of Monthly Payment Instructions and Notification to the Trustee, to the Series 2000-1 Supplement, dated as of June 30, 2000, as amended, to the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

         2. Exhibit B, Monthly Payment Certificate Pursuant to Section 2.10 of the Loan Agreement, to Loan Agreement, dated as of June 30, 2000, as amended, for the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

         3. Exhibit C, Form of Monthly Status Report, to Series 2000-1 Supplement, dated as of June 30, 2000, as amended, to the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

SERIES 2000-2

         1. Exhibit D, Form of Monthly Payment Instructions and Notification to the Trustee, to the Series 2000-2 Supplement, dated as of November 22, 2000, as amended, to the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

         2. Exhibit E, Form of Monthly Status Report, to Series 2000-2 Supplement, dated as of November 22, 2000, as amended, to the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

SERIES 2000-3

         1. Exhibit B, Form of Monthly Payment Instructions and Notification to the Trustee, to the Series 2000-3 Supplement, dated as of September 29, 2000, as amended, to the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

         2. Exhibit C, Form of Monthly Status Report, to the Series 2000-3 Supplement, dated as of September 29, 2000, as amended, to the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

         3. Exhibit B, Monthly Payment Certificate Pursuant to Section 2.10 of the Loan Agreement, to Loan Agreement, dated as of September 29, 2000, as amended, for the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

SERIES 2001-1

         1. Exhibit D, Form of Monthly Payment Instructions and Notification to the Trustee, to the Series 2001-1 Supplement, dated as of June 15, 2001, as amended, to the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

         2. Exhibit E, Form of Monthly Status Report, to Series 2001-1 Supplement, dated as of June 15, 2001, as amended, to the Prior Trust I PSA (through October 23, 2002) or Current Trust I PSA (after October 23, 2002).

SERIES 2002-1 (AFTER OCTOBER 24)

         1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the Series 2002-1 Indenture Supplement, dated as of October 24, 2002, to the Current Trust I PSA.

         2. Exhibit C, Form of Monthly Report to Noteholders, to Series 2002-1 Indenture Supplement, dated as of October 24, 2002, to the Current Trust I PSA.